IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be duly executed by their respective officers duly authorized thereto as of the date first written above.

RANCH CORP:

TEJON RANCHCORP,
a California corporation

By: /s/ Allen Lyda
Name: Allen Lyda
Title: Chief Financial Officer

PEF:

PASTORIA ENERGY FACILITY L.L.C.,
a Delaware limited liability company

By: /s/ Jack Fusco
Name: Jack Fusco
Title: President

IN WITNESS WHEREOF, the Parties have duly executed this Fourth Amendment as of the day and year first written above.

RANCHCORP:

TEJON RANCHCORP,
a California corporation

By: /s/ Allen Lyda
Name: Allen Lyda
Title: Chief Financial Officer

PEF:

PASTORIA ENERGY FACILITY L.L.C.,
a Delaware limited liability company

By: /s/ Thad Hill
Name: Thad Hill
Title: President

1

THIRD AMENDMENT TO GROUND LEASE

THIS THIRD AMENDMENT TO GROUND LEASE (this "**Third Amendment**") is made and entered into as of February 10, 2014 by and between TEJON RANCHCORP, a California corporation ("**Ranchcorp**"); and PASTORIA ENERGY FACILITY L.L.C., a Delaware limited liability company ("**PEF**," and together, the "**Parties**").

RECITALS

A. Ranchcorp and PEF executed that certain Ground Lease dated as of July 19, 2001 (the "**Original Lease**"), a memorandum of which was recorded on July 20, 2001 in the Official Records of Kern County, California (the "**Official Records**") as Document No. 0201101706, with respect to that certain real property more particularly described and depicted in Exhibit A attached hereto, which is consistent with Schedule 1 to the Original Lease (the "**Original Premises**").

B. Ranchcorp and PEF executed that certain Amendment to Ground Lease dated as of September 28, 2001 (the "**First Amendment**") and that certain Second Amendment to Ground Lease dated as of June 10, 2005 (the "**Second Amendment**," and together with the Original Lease and the First Amendment, the "**Lease**"). Capitalized terms that are not otherwise defined herein shall have the meaning given in the Lease.

C. The Parties now desire to amend certain provisions of the Lease on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. **Recitals**. The Parties hereby acknowledge and agree that the recitals set forth above are true and correct and are hereby incorporated herein as though set forth in full.

2. **Amendment of Section 1**. The first sentence of Section 1 is hereby deleted in its entirety and the following text is substituted in its place:

> "Ranchcorp has leased and hereby leases to PEF, and PEF has leased and hereby leases from Ranchcorp, that certain real property that is legally described in the attached Schedule 1, and depicted for informational purposes only in the attached Schedule 1A (the '***Premises***')."

3. **Amendment of Schedule 1**. The Schedule 1 attached to the Lease is hereby deleted in its entirety and the Schedules 1 and 1A attached to this Third Amendment and incorporated herein by this reference, are substituted in its place.

4. **Amendment of Schedule 8.7**. The text of Schedule 8.7, Item 1, is hereby deleted in its entirety and the following text is substituted in its place:

"1. Intentionally omitted."

5. **Clarification Regarding Turbines**. Notwithstanding anything to the contrary in the Lease, Ranchcorp and PEF acknowledge and agree that the inclusion of the turbines and related equipment for all purposes as Improvements and part of the Project, as described in the First Amendment, shall remain in effect regardless of whether the turbines and related equipment are leased by PEF, as originally contemplated, or are purchased and owned in fee by PEF.

6. **Headings**. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Third Amendment, nor shall they affect its meaning, construction or effect.

7. **Reference to Lease**. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this Third Amendment may refer to the Lease without making specific reference to this Third Amendment, but nevertheless, all such references shall be deemed to include this Third Amendment unless the context shall otherwise require.

8. **Successors and Assigns**. All of the covenants, terms, agreements and obligations of this Third Amendment shall extend to and bind and inure to the benefit of the successors or assigns of the Parties hereto.

9. **Effectiveness of Lease**. Except as expressly provided herein, nothing in this Third Amendment shall be deemed to waive or modify any of the provisions of the Lease, or any addendum thereto. The Parties hereby ratify and confirm the provisions of the Lease as amended in paragraphs 2 through 5 above. In the event of any conflict between the Lease, this Third Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

10. **Recordation**. The Parties shall execute, acknowledge before a notary public, in recordable form, and deliver a short form Memorandum of Amendments to Ground Lease in the form of attached Exhibit B, which shall be recorded by PEF in the Official Records.

11. **Counterparts**. This Third Amendment may be executed in one or more counterparts and by different parties on separate counterparts, all of which shall be considered one and the same agreement, and each of which shall be deemed an original.

[Remainder of page intentionally left blank]

PARCEL 1 – PLANT SITE

BEING PARCEL 1 OF PARCEL MAP NO. 10694, AS RECORDED IN BOOK 51 OF PARCEL MAPS, AT PAGE 178 IN THE OFFICE OF THE KERN COUNTY RECORDER, COUNTY OF KERN, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A PORTION OF PARCEL 14-13 OF PARCEL MAP NO. 3338, AS RECORDED IN BOOK 17 OF PARCEL MAPS AT PAGE 78, IN THE OFFICE OF THE KERN COUNTY RECORDER, COUNTY OF KERN, STATE OF CALIFORNIA, BEING A PORTION OF SECTION 7, TOWNSHIP 10 NORTH, RANGE 18 WEST, S.B.M., IN THE UNINCORPORATED AREA OF KERN COUNTY, STATE OF CALIFORNIA, AND ALSO BEING A PORTION OF LOT 37 OF RANCHO EL TEJON, AS PATENTED TO JOSE ANTONIO AGUIRRE AND IGNACIO DEL VALLE BY PATENT RECORDED IN BOOK 2 PAGE 24 OF PATENTS, IN THE UNINCORPORATED AREA OF KERN COUNTY, STATE OF CALIFORNIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 14-13, THENCE ALONG THE SOUTH LINE OF SAID PARCEL 14-13, SOUTH 89°27'13" EAST, A DISTANCE OF 230.44 FEET TO THE TRUE POINT OF BEGINNING; THENCE DEPARTING SAID SOUTH LINE, SOUTH 20°27'19" EAST, A DISTANCE OF 398.49 FEET; THENCE NORTH 69°32'41" EAST, A DISTANCE OF 596.17 FEET; THENCE SOUTH, A DISTANCE OF 304.94 FEET; THENCE EAST, A DISTANCE OF 190.45 FEET; THENCE NORTH, A DISTANCE OF 284.67 FEET; THENCE EAST, A DISTANCE OF 156.40 FEET; THENCE NORTH, A DISTANCE OF 216.97 FEET; THENCE NORTH 69°32'41" EAST, A DISTANCE OF 627.13 FEET; THENCE NORTH 34°26'47" EAST, A DISTANCE OF 177.82 FEET; THENCE NORTH 55°27'19" WEST, A DISTANCE OF 497.44 FEET; THENCE SOUTH 87°38'11" WEST, A DISTANCE OF 429.02 FEET; THENCE NORTH 20°27'19" WEST, A DISTANCE OF 195.81 FEET; THENCE SOUTH 69°32'41" WEST, A DISTANCE OF 1033.11 FEET; THENCE SOUTH 11°03'47" EAST, A DISTANCE OF 222.23 FEET; THENCE SOUTH 20°27'19" EAST, A DISTANCE OF 284.10 FEET TO THE TRUE POINT OF BEGINNING.

PATCH

ENGINEERING CONSTRUCTION
1281 TRAVIS BOULEVARD, SUITE 10?
FAIRFIELD, CALIFORNIA 94533
PHONE: (707) 435-9994 FAX: (707) 435-9991

(THIS MAP IS FOR ILLUSTRATIVE PURPOSES ONLY)



N
PARCEL 1
PARCEL MAP 10694
BK. 51, PG. 178-179 O.R.



No. 23270
EXP 12-31-04
CIVIL
STATE OF CALIFORNIA

PROJECT SITE



(IN FEET)
1 inch = 400 ft.

PLANT SITE
SCHEDULE 1

BEING PARCEL 1 OF PARCEL MAP NO. 10694, AS SHOWN ON THE MAP RECORDED JUNE 29, 2001, IN BOOK 51 OF PARCEL MAPS, AT PAGES 178 AND 179, TOGETHER WITH A PORTION OF PARCEL 14-13, OF PARCEL MAP NO. 3338, AS SHOWN ON THE MAP RECORDED IN BOOK 17 OF PARCEL MAPS AT PAGE 78, BOTH IN THE OFFICE OF THE KERN COUNTY RECORDER, AND ALSO BEING PORTIONS OF SECTIONS 7, TOWNSHIP 10 NORTH, RANGE 18 WEST, S.B.B. & M., AND ALSO BEING A PORTION OF LOT 37 OF RANCHO EL TEJON, AS PATENTED TO JOSE ANTONIO AGUIRRE AND IGNACIO DEL VALLE BY PATENT RECORDED IN BOOK 2, PAGE 24 OF PATENTS, ALL IN THE UNINCORPORATED AREAS OF KERN COUNTY, STATE OF CALIFORNIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 14-13, THENCE ALONG THE SOUTH LINE OF SAID PARCEL 14-13, SOUTH 89°27'13" EAST, A DISTANCE OF 230.44 FEET TO THE TRUE POINT OF BEGINNING; THENCE DEPARTING SAID SOUTH LINE, SOUTH 20°27'19" EAST, A DISTANCE OF 398.49 FEET; THENCE NORTH 69°32'41" EAST, A DISTANCE OF 596.17 FEET; THENCE SOUTH, A DISTANCE OF 304.94 FEET; THENCE EAST, A DISTANCE OF 190.45 FEET; THENCE NORTH, A DISTANCE OF 284.67 FEET; THENCE EAST, A DISTANCE OF 156.40 FEET; THENCE NORTH, A DISTANCE OF 216.97 FEET; THENCE NORTH 69°32'41" EAST, A DISTANCE OF 627.13 FEET; THENCE NORTH 34°26'47" EAST, A DISTANCE OF 177.82 FEET; THENCE NORTH 55°27'19" WEST, A DISTANCE OF 497.44 FEET; THENCE SOUTH 87°38'11" WEST, A DISTANCE OF 429.02 FEET; THENCE NORTH 20°27'19" WEST, A DISTANCE OF 195.81 FEET; THENCE, SOUTH 69°32'41" WEST, A DISTANCE OF 1033.11 FEET; THENCE SOUTH 11°03'47" EAST, A DISTANCE OF 222.23 FEET; THENCE SOUTH 20°27'19" EAST, A DISTANCE OF 284.10 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH:

BEGINNING AT THE SOUTHEAST CORNER OF PARCEL 1, OF SAID PARCEL MAP NO. 10694; THENCE ALONG SOUTHEASTERLY LINES OF SAID PARCEL 1, THE FOLLOWING 2 COURSES: NORTH 00°00'00" EAST 284.67 FEET; THENCE NORTH 90°00'00" EAST 156.40 FEET; THENCE LEAVING SAID PARCEL 1, AND ALONG THE SOUTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL 1, SOUTH 00°00'00" EAST 284.67 FEET TO A POINT ON THE EASTERLY PROLONGATION OF THE SOUTHERLY LINE OF SAID PARCEL 1; THENCE ALONG SAID EASTERLY PROLONGATION, NORTH 90°00'00" WEST 156.40 FEET TO THE POINT OF BEGINNING.

CONTAINING 32.09 ACRES

AS MORE PARTICULARLY SHOWN ON SCHEDULE "1A" ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THIS DESCRIPTION HAS BEEN PREPARED BY ME OR UNDER MY DIRECT SUPERVISION.

David T. Rosell

DAVID T. ROSELL P.L.S. 6281

PROFESSIONAL LAND SURVEYOR
DAVID T. ROSELL
No. 6281
STATE OF CALIFORNIA

PLANT SITE
SCHEDULE 1A


1"=300'
PARCEL 1
PARCEL MAP 10694
P.M.B. 51/178-179
1033.11'
S69°32'41"W
L5
429.02'
S87°38'11"W
497.44'
N55°27'19"W
L4
N69°32'41"E 627.13'
L6
S20°27'19"E
284.10'
W LINE, PARCEL
14-13 P.M.B.
3338, 17/78
L1
TRUE POINT OF BEGINNING
S20°27'19"E
398.49'
N69°32'41"E 596.17'
304.94'
S00°00'00"E
284.67'
N00°00'00"E
L2
L3
216.97'
L7
501.64'
N00°00'00"E
L8
PORTION OF LOT 37 OF
RANCHO EL TEJON
POINT OF COMMENCEMENT
SW COR. PARCEL 14-13 PARCEL
MAP NO. 3338 P.M.B. 17/78
TRUE POINT OF BEGINNING
(TOGETHER WITH PARCEL)

Line Table

Line #	Direction	Length
L1	S89°27'13"E	230.44'
L2	N90°00'00"E	190.45'
L3	N90°00'00"E	156.40'
L4	N34°26'47"E	177.82'
L5	N20°27'19"W	195.81'
L6	S11°03'47"E	222.23'
L7	S00°00'00"E	284.67'
L8	N90°00'00"W	156.40'

FOURTH AMENDMENT TO GROUND LEASE

This FOURTH AMENDMENT TO GROUND LEASE (this "***Fourth Amendment***") is made and entered into as of June 16, 2014 (the "**Effective Date**"), by and between Tejon Ranchcorp, a California corporation ("***Ranchcorp***") and PASTORIA ENERGY FACILITY, L.L.C., a Delaware limited liability company ("***PEF***"). Ranchcorp and PEF are together referred to herein as the "***Parties***".

<u>Recitals</u>

A. Ranchcorp and PEF are parties to that certain Ground Lease dated as of July 19, 2001, a memorandum of which was recorded on July 20, 2001 as Instrument No. 0201101706 in the Official Records of Kern County, California (the "***Official Records***"), which was amended by that certain Amendment to Ground Lease dated as of September 28, 2001, further amended by that certain Second Amendment to Ground Lease dated as of June 10, 2005, and further amended by that certain Third Amendment to Ground Lease dated as of February 10, 2014 (collectively, the "***Ground Lease***") with respect to that certain real property more particularly described in **<u>Exhibit A</u>** attached hereto and incorporated herein by this reference (the "***Premises***"). A Memorandum of First, Second and Third Amendments to Ground Lease dated as of February 10, 2014, was recorded on June 13, 2014 in the Official Records as Document No. 000214067246. Capitalized terms that are not otherwise defined herein shall have the meaning given in the Ground Lease.

B. The Parties now desire to amend certain provisions of the Ground Lease on the terms and conditions set forth herein.

<u>Agreement</u>

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do covenant, promise and agree as follows:

1. **<u>Amendment of Section 3.4(c).</u>** The text of Section 3.4(c) is hereby deleted in its entirety and the following text is substituted in its place:

"(c) **Spark Spread.** The "***Spark Spread***" for any calendar month is an amount equal to:

$$H \times [(C \times IEX) - (HR \times C \times GP) - (HR \times C \times CO2IEX \times CO2EF)]$$

where:

"***H***" is equal to the aggregate number of Revenue Hours occurring during the calendar month; and

"*C*" is equal to the maximum electrical output of the Project (expressed in MW) which is guaranteed to PEF by its contractor for construction of the Project; and

"*IEX*" is equal to the quotient of (x) the sum of the IEX Prices for each Revenue Hour occurring during the calendar month, divided by (y) the aggregate number of Revenue Hours occurring during the calendar month; and

"*HR*" is equal to 7,250; and

"*GP*" is equal to the quotient of (x) the sum of the Daily Gas Prices for each Revenue Day during the calendar month, divided by (y) the aggregate number of Revenue Days occurring during the calendar month; and

"*CO2IEX*" is equal to the quotient of (x) the sum of the daily Greenhouse Gas Allowance Index Price for each Revenue Day during the calendar month, as published and defined by the California Independent System Operator ("CAISO"), provided that in the event that there is no such published price for any particular day, CO2IEX shall be equal to the average of the published price for the previous day and the next available day, divided by (y) the aggregate number of Revenue Days occurring during the calendar month. The Greenhouse Gas Allowance Index Price is calculated as the simple average of the published Argus Media and IEX volume-weighted prices; and

"*California Carbon Allowance*" is a limited authorization or allowance required for surrender under AB 32 representing one metric ton of CO2 equivalent; and

"*CO2EF*" is the Environmental Protection Agency emissions factor associated with natural gas combustion expressed in metric ton-CO2/MMBtu, as specified in 40 C.F.R. Part 98 – MANDATORY GREENHOUSE GAS REPORTING, Subpart C, Table C-1, and equal to 0.053."

2. <u>Amendment of Section 3.4(f).</u> The text of Section 3.4(f) is amended by inserting the following text as items (v) and (vi):

"(v) CO2IEX not being published by the CAISO, Argus Media, or IEX as necessary to permit the calculation of Variable Rent payable under this Section 3.4; or

(vi) CO2IEX being materially less representative on the date of the Transaction Agreement of the wholesale price of California Carbon Allowances;"

3. <u>Amendment of Section 3.4(d).</u>

a. The text of Section 3.4(d) is amended by deleting and restating in their entirety the following defined terms:

"*IEX Price*" for any Revenue Hour, the Day Ahead Power Price specified for that Revenue Hour for the SP15 EZ Gen Hub, provided, that in the event that there is no such Day Ahead Power Price for any particular Revenue Hour, the IEX Price for such Revenue Hour shall be equal to the average of the Day Ahead Power Price specified for the same hour for the previous day and the next available day.

"*Revenue Hour*" any hour for which the Project is paid to produce electric energy or to provide Ancillary Services expressed as "on-peak" or "off-peak".

b. The Section 3.4(d) is further amended by inserting the following additional defined term:

"*AB 32*" The California Global Warming Act of 2006, Cal. Health and Safety Code §§ 38500 et seq., and the regulations promulgated thereunder from time to time by the California Air Resources Board or any other authorized governmental authority, including the California Cap on Greenhouse Gas Emissions and Market-Based Compliance Mechanisms, Cal. Code Reg. tit. 17, §§ 95800 et seq.

4. **Effectiveness of Amendment**. The amendments to Sections 3.4(c) and 3.4(f) shall be effective retroactively to January 1, 2013. Following the Effective Date hereof, the Parties shall calculate the Variable Rent that should have been paid by PEF for the period from January 1, 2013 to the Effective Date, taking into account such amendments. If the result is that PEF overpaid the Variable Rent for such period, then, notwithstanding anything to the contrary in the Ground Lease, such overpayment shall be credited to the next payments of the Variable Rent to be made by PEF until such overpayment has been fully credited to PEF's account. If the result is that PEF underpaid the Variable Rent for such period, then PEF shall pay any shortfall owed to Ranchcorp with the next payment of the Variable Rent to be made by PEF after the Effective Date.

5. **Successors and Assigns**. All of the covenants, terms, agreements and obligations of this Fourth Amendment shall extend to and bind and inure to the benefit of the successors or assigns of the Parties hereto.

6. **No Other Amendment**. Except as expressly amended by this Fourth Amendment, the terms and conditions of the Ground Lease are unchanged and remain in full force and effect. In the event of a conflict between the Ground Lease, this Fourth Amendment and any other amendment or addendum thereof, the document later in time shall prevail.

7. **Entire Agreement**. This Fourth Amendment constitutes the entire understanding of the Parties hereto with respect to the subject matter hereof. No amendment, modification, or alteration of any term of this Fourth Amendment is binding on any Party hereto unless it is in a writing, dated subsequent to the date of this Fourth Amendment, fully executed by the parties hereto.

PLANT SITE
EXHIBIT 'A'

BEING PARCEL 1 OF PARCEL MAP NO. 10694, AS SHOWN ON THE MAP RECORDED JUNE 29, 2001, IN BOOK 51 OF PARCEL MAPS, AT PAGES 178 AND 179, TOGETHER WITH A PORTION OF PARCEL 14-13, OF PARCEL MAP NO. 3338, AS SHOWN ON THE MAP RECORDED IN BOOK 17 OF PARCEL MAPS AT PAGE 78, BOTH IN THE OFFICE OF THE KERN COUNTY RECORDER, AND ALSO BEING PORTIONS OF SECTIONS 7, TOWNSHIP 10 NORTH, RANGE 18 WEST, S.B.B. & M., AND ALSO BEING A PORTION OF LOT 37 OF RANCHO EL TEJON, AS PATENTED TO JOSE ANTONIO AGUIRRE AND IGNACIO DEL VALLE BY PATENT RECORDED IN BOOK 2, PAGE 24 OF PATENTS, ALL IN THE UNINCORPORATED AREAS OF KERN COUNTY, STATE OF CALIFORNIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL 14-13, THENCE ALONG THE SOUTH LINE OF SAID PARCEL 14-13, SOUTH 89°27'13" EAST, A DISTANCE OF 230.44 FEET TO THE TRUE POINT OF BEGINNING; THENCE DEPARTING SAID SOUTH LINE, SOUTH 20°27'19" EAST, A DISTANCE OF 398.49 FEET; THENCE NORTH 69°32'41" EAST, A DISTANCE OF 596.17 FEET; THENCE SOUTH, A DISTANCE OF 304.94 FEET; THENCE EAST, A DISTANCE OF 190.45 FEET; THENCE NORTH, A DISTANCE OF 284.67 FEET; THENCE EAST, A DISTANCE OF 156.40 FEET; THENCE NORTH, A DISTANCE OF 216.97 FEET; THENCE NORTH 69°32'41" EAST, A DISTANCE OF 627.13 FEET; THENCE NORTH 34°26'47" EAST, A DISTANCE OF 177.82 FEET; THENCE NORTH 55°27'19" WEST, A DISTANCE OF 497.44 FEET; THENCE SOUTH 87°38'11" WEST, A DISTANCE OF 429.02 FEET; THENCE NORTH 20°27'19" WEST, A DISTANCE OF 195.81 FEET; THENCE, SOUTH 69°32'41" WEST, A DISTANCE OF 1033.11 FEET; THENCE SOUTH 11°03'47" EAST, A DISTANCE OF 222.23 FEET; THENCE SOUTH 20°27'19" EAST, A DISTANCE OF 284.10 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH:

BEGINNING AT THE SOUTHEAST CORNER OF PARCEL 1, OF SAID PARCEL MAP NO. 10694; THENCE ALONG SOUTHEASTERLY LINES OF SAID PARCEL 1, THE FOLLOWING 2 COURSES; NORTH 00°00'00" EAST 284.67 FEET; THENCE NORTH 90°00'00" EAST 156.40 FEET; THENCE LEAVING SAID PARCEL 1, AND ALONG THE SOUTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL 1, SOUTH 00°00'00" EAST 284.67 FEET TO A POINT ON THE EASTERLY PROLONGATION OF THE SOUTHERLY LINE OF SAID PARCEL 1; THENCE ALONG SAID EASTERLY PROLONGATION, NORTH 90°00'00" WEST 156.40 FEET TO THE POINT OF BEGINNING.

CONTAINING 32.09 ACRES

AS MORE PARTICULARLY SHOWN ON EXHIBIT "A-1" ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THIS DESCRIPTION HAS BEEN PREPARED BY ME OR UNDER MY DIRECT SUPERVISION.

David T. Rosell

DAVID T. ROSELL P.L.S. 6281

PROFESSIONAL LAND SURVEYOR
DAVID T. ROSELL
No. 6281
STATE OF CALIFORNIA

PLANT SITE
EXHIBIT "A-1"



1"=300'
1033.11'
569°32'41"W
L5
429.02'
S87°38'11"W
497.44'
N55°27'19"W
L4
W LINE, PARCEL 14-13 P.M.B. 3338, 17/78
L6
PARCEL 1
PARCEL MAP 10694
P.M.B. 51/176-179
S20°27'19"E
284.10'
TRUE POINT OF BEGINNING
L1
N69°32'41"E
216.97'
L3
S20°27'19"E
N69°32'41"E
501.64'
N00°00'00"E
284.67'
L7
L2
L8
PORTION OF LOT 37 OF TEJON
TRUE POINT OF BEGINNING (TOGETHER WITH PARCEL)
POINT OF COMMENCEMENT
SW COR. PARCEL 14-13 PARCEL MAP NO. 3338 P.M.B. 17/78

Line Table		
Line #	Direction	Length
L1	S89'27'13"E	230.44'
L2	N90'00'00"E	190.45'
L3	N90'00'00"E	156.40'
L4	N34'26'47"E	177.82'
L5	N20'27'19"W	195.81'
L6	511'03'47"E	222.23'
L7	S00'00'00"6	284.67'
L8	N90'00'00"W	156.40'